UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2005

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1997, providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-C2)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-7854 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
One First Union Center, Charlotte, North Carolina (Address of principal executive offices)	28228-0600 (Zip Code)

Registrant's telephone number, including area code 704-374-6828

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K/A relates to the monthly distribution reported to the holders of First Union Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, which was made on March 18, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on March 18, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: March 25, 2005
First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Revised Date:
03/24/05
Administrator:
ABN AMRO Acct: 720129.2
WAC:
7.898895%
Andy Streepey (800) 246-5761
**Revised**
WAMM:
79
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Number Of Pages
Table Of Contents
1
REMIC Certificate Report
4
Other Related Information
4
Asset Backed Facts Sheets
1
Delinquency Loan Detail
1
Mortgage Loan Characteristics
2
Loan Level Listing
15
Total Pages Included In This Package
28
Specially Serviced Loan Detail
Appendix A
Modified Loan Detail
Appendix B
Realized Loss Detail
Appendix C
Interest Adjustment Summary
Appendix D
Information is available for this issue from the following sources
LaSalle Web Site
www.etrustee.net
Servicer Web Site
www.wachovia.com
Monthly Data File Name:
FUCM97C2_200503_3.ZIP

03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
WAC:
7.898895%
135 S. LaSalle Street Suite 1625
Remic III
WAMM:
79
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
A-1
220,000,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6.47900000%
33736LAP0
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
Fixed
A-2
384,000,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6.60000000%
33736LAQ8
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
Fixed
A-3
982,521,000.00
775,208,653.27
12,155,463.48
0.00
0.00
763,053,189.79
4,946,339.19
650,391.24
6.65000000%
33736LAR6
1000.000000000
788.999576874
12.371708574
0.000000000
0.000000000
776.627868300
5.034334320
0.661961668
Fixed
IO
2,203,502,325.00 N 1,370,092,470.35
0.00
0.00
0.00
1,357,992,188.66
1,495,842.94
358,766.27
0.99591234%
33736LAW5
1000.000000000
621.779453012
0.000000000
0.000000000
0.000000000
616.288067071
0.678847906
0.162816379
1.42778873%
B
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
623,406.88
0.00
6.79000000%
33736LAS4
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.658333379
0.000000000
Fixed
C
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
644,523.75
0.00
7.02000000%
33736LAT2
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.850000000
0.000000000
Fixed
D
121,194,000.00
121,194,000.00
0.00
0.00
0.00
121,194,000.00
719,084.40
0.00
7.12000000%
33736LAU9
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.933333333
0.000000000
Fixed
E
33,052,000.00
33,052,000.00
0.00
0.00
0.00
33,052,000.00
196,108.53
0.00
7.12000000%
33736LAV7
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.933333232
0.000000000
Fixed
F
66,105,000.00
66,105,000.00
0.00
0.00
0.00
66,105,000.00
413,156.25
0.00
7.50000000%
33736LAX3
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
G
49,578,000.00
49,578,000.00
0.00
0.00
0.00
49,578,000.00
309,862.50
0.00
7.50000000%
33736LAY1
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
H
16,527,208.00
16,527,208.00
0.00
0.00
0.00
16,527,208.00
103,295.05
0.00
7.50000000%
33736LAZ8
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
J
44,070,046.00
44,070,046.00
0.00
0.00
0.00
44,070,046.00
224,741.65
4,391.42
6.00000000%
33736LBA2
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.099646368
0.099646368
6.00000000%
K
22,035,023.00
22,035,023.00
0.00
0.00
0.00
22,035,023.00
0.00
(110,175.12)
6.00000000%
33736LBB0
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
-5.000000227
6.00000000%
L
27,543,779.00
21,972,540.08
0.00
(55,181.79)
0.00
22,027,721.87
0.00
(109,862.69)
6.00000000%
33736LBC8
1000.000000000
797.731497918
0.000000000
-2.003421172
0.000000000
799.734919090
0.000000000
-3.988657112
6.00000000%
M
16,526,269.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6.00000000%
33736LBE4
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
6.00000000%

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
WAC:
7.898895%
135 S. LaSalle Street Suite 1625
WAMM:
79
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
R-III
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA909
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,370,092,470.35
12,155,463.48
(55,181.79)
0.00
1,357,992,188.66
9,676,361.14
793,511.12
Total P&I Payment
21,831,824.62

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
WAC:
7.898895%
135 S. LaSalle Street Suite 1625
Remic II
WAMM:
79
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
M
220,000,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7.78007343%
None
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
8.21311884%
N
384,000,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7.78007343%
None
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
8.21311884%
O
982,521,000.00
775,208,653.27
12,155,463.48
0.00
0.00
763,053,189.79
5,676,374.78
650,391.24
7.78007343%
None
1000.000000000
788.999576874
12.371708574
0.000000000
0.000000000
776.627868300
5.777357207
0.661961668
8.21311884%
P
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
1,073,074.26
358,766.27
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
9.739725528
3.256331019
8.21311884%
Q
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
714,307.99
0.00
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.483394509
0.000000000
8.21311884%
R
121,194,000.00
121,194,000.00
0.00
0.00
0.00
121,194,000.00
785,748.52
0.00
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.483394557
0.000000000
8.21311884%
S
33,052,000.00
33,052,000.00
0.00
0.00
0.00
33,052,000.00
214,289.16
0.00
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.483394651
0.000000000
8.21311884%
T
66,105,000.00
66,105,000.00
0.00
0.00
0.00
66,105,000.00
428,584.80
0.00
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.483394600
0.000000000
8.21311884%
U
49,578,000.00
49,578,000.00
0.00
0.00
0.00
49,578,000.00
321,433.73
0.00
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.483394449
0.000000000
8.21311884%
V
16,527,208.00
16,527,208.00
0.00
0.00
0.00
16,527,208.00
107,152.41
0.00
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.483394533
0.000000000
8.21311884%
W
44,070,046.00
44,070,046.00
0.00
0.00
0.00
44,070,046.00
285,723.49
0.00
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.483394413
0.000000000
8.21311884%
X
22,035,023.00
22,035,023.00
0.00
0.00
0.00
22,035,023.00
69,672.00
(73,189.75)
7.78007343%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
3.161875529
-3.321519111
8.21311884%
Y
27,543,779.00
21,972,540.08
0.00
(55,181.79)
0.00
22,027,721.87
0.00
(142,456.64)
7.78007343%
None
1000.000000000
797.731497918
0.000000000
-2.003421172
0.000000000
799.734919090
0.000000000
-5.172007806
8.21311884%
Z
16,526,269.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7.78007343%
None
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
8.21311884%
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA893
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,370,092,470.35
12,155,463.48
(55,181.79)
0.00
1,357,992,188.66
9,676,361.14
793,511.12
Total P&I Payment
21,831,824.62

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
WAC:
7.898895%
135 S. LaSalle Street Suite 1625
Remic I
WAMM:
79
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
Regular
2,203,502,325.00
1,370,092,470.35
12,155,463.48
(55,181.79)
0.00
1,357,992,188.66
9,676,361.14
793,511.12
7.78007343%
None
1000.000000000
621.779453012
5.516428706
-0.025042765
0.000000000
616.288067071
4.391355085
0.360113584
8.21311884%
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA892
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,370,092,470.35
12,155,463.48
(55,181.79)
0.00
1,357,992,188.66
9,676,361.14
793,511.12
Total P&I Payment
21,831,824.62

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Accrued
Excess
Beginning
Payment of
Ending
Yield
Certificate
Prepay Interest
Unpaid
Prior Unpaid
Unpaid
Maintenance
Prepayment
Class
Interest
Shortfall
Interest
Interest
Interest
Charges
Premiums
A-1
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
4,295,947.95
0.00
0.00
0.00
0.00
650,391.24
0.00
IO
1,137,076.67
0.00
0.00
0.00
0.00
358,766.27
0.00
B
623,406.88
0.00
0.00
0.00
0.00
0.00
0.00
C
644,523.75
0.00
0.00
0.00
0.00
0.00
0.00
D
719,084.40
0.00
0.00
0.00
0.00
0.00
0.00
E
196,108.53
0.00
0.00
0.00
0.00
0.00
0.00
F
413,156.25
0.00
0.00
0.00
0.00
0.00
0.00
G
309,862.50
0.00
0.00
0.00
0.00
0.00
0.00
H
103,295.05
0.00
0.00
0.00
0.00
0.00
0.00
J
220,350.23
0.00
32,945.21
4,391.42
28,553.79
0.00
0.00
K
110,175.12
0.00
110,175.12
0.00
220,350.24
0.00
0.00
L
109,862.70
0.00
1,936,739.60
0.00
2,046,602.29
0.00
0.00
M
0.00
0.00
1,559,087.98
0.00
1,559,087.98
0.00
0.00
Total:
8,882,850.03
0.00
3,638,947.91
4,391.42
3,854,594.30
1,009,157.51
0.00
Advances
Principal
Interest
Principal
Interest
Principal
Interest
Principal
Interest
Servicer
2,008,623.49
9,154,705.35
168,244.55
681,816.47
27,067.16
139,508.92
2,149,800.88
9,697,012.90
Trustee:
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Fiscal Agent:
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2,008,623.49
9,154,705.35
168,244.55
681,816.47
27,067.16
139,508.92
2,149,800.88
9,697,012.90

03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.
Outstanding
Prior Outstanding
Current Period
Recovered

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Servicing Compensation
Current Period Primary Master Servicing Fees Paid:
45,669.75
Current Period Sub Servicer Fees Paid:
75,721.68
Current Period Additional Servicing Fees Paid:
11,417.44
Current Period Additional Master Servicing Compensation Paid:
0.00
Current Period Special Servicing Fees Paid:
23,193.13
Current Period Principal Recovery Fees Paid to Special Servicer:
560.98
Total Servicing Fees:
156,562.98
General Pool Information
Available Distribution Amount for current Distribution Date:
21,831,824.62
Number of Outstanding Mortgage Loans in Pool:
295
Aggregate Stated Principal Balance before current Distribution Date:
1,370,092,470.35
Aggregate Stated Principal Balance after current Distribution Date:
1,357,992,188.66
Percentage of Remaining Cut-off Date Principal Balance:
61.63%
Current Principal Distribution Amount:
12,155,463.48
Prepayments in Full
9,202,708.98
Other Principal Adjustments / Curtailments
74,189.00
Liquidation Proceeds
55,181.79
Insurance Proceeds
0.00
REO Proceeds
0.00
Repurchase Proceeds
0.00
Substitution Proceeds
0.00
Current Realized Losses of Principal allocated to Certificates:
-55,181.79
Cumulative Realized Losses of Principal allocated to Certificates:
22,042,326.13
Realized Losses of Principal remaining unallocated:
0.00
Current Additional Trust Fund Expenses:
38,229.33
Cumulative Additional Trust Fund Expenses:
1,144,505.90
Additional Trust Fund Expenses remaining unallocated:
0.00

03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
REO Property Information
Scheduled Ending
Actual Ending
Date of
Amount of
Amount of
Realized
Loan Number
Date of REO
Principal Balance Principal Balance
Final Recovery
Proceeds
Expenses
Loss
1.
239
7/12/2002
-
-
10/1/2003
1,452,741.41
1,289,780
2,422,782.36
2.
308
9/16/2002
-
-
8/1/2003
1,989,994.64
557,629
551,707.62
3.
198
12/3/2002
-
-
8/1/2003
1,906,497.03
543,821
2,048,775.79
4.
257
12/3/2002
-
-
4/29/2004
1,374,873.50
1,374,874
2,460,266.56
5.
23
11/4/2003
16,126,259
17,073,392
N/A
N/A
3,512,738
N/A
6.
34
12/1/2003
12,405,836
12,751,189
N/A
N/A
1,919,249
N/A
7.
101
4/1/2004
5,516,032
5,765,389
N/A
N/A
1,348,950
N/A
8
66
12/6/2004
6,423,045
6,655,519
N/A
N/A
N/A
N/A
Delinquent Loans (One Month or More)
Type of
Environmental
Loan Number
Delinquency
Notice Sent
Assessment
Description of Status
1.
23
90 + days
NA
NA
Transferred to special servicer 8/1/02.
2.
34
90 + days
NA
NA
Transferred to special servicer 7/25/01.
3.
53
90 + days
NA
NA
Transferred to special servicer 10/01/04.
4.
54
90 + days
NA
NA
Transferred to special servicer 10/01/04.
5.
66
90 + days
NA
NA
Transferred to special servicer 3/2/04.
6.
101
90 + days
NA
NA
Transferred to special servicer 4/29/03.
7.
204
90 + days
NA
NA
Transferred to special servicer 02/05/2004.
8.
249
90 + days
NA
NA
Transferred to special servicer 9/19/02.
9.
337
90 + days
NA
NA
Transferred to special servicer 12/11/03.

03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Liquidation Loans
Nature of
Liquidation
Realized
Basis for
Loan Number
Liquidation Event
Proceeds
Loss
Final Recovery
1.
211
2,047,939.01
1,156,716.09
2.
247
1,513,102.93
1,092,508.85
3.
42
5,486,728.28
5,036,423.81
4.
198
1,906,497.03
2,048,775.79
5.
308
1,976,118.50
565,583.76
6.
39
6,000,000.00
5,983,458.18
7.
239
1,452,741.41
2,422,782.36
8.
217
2,051,497.01
1,263,758.29
9.
257
1,374,873.50
2,460,266.56
10.
108
5,638,573.78
13,072.78

03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.
Realized Loss
Realized Loss
Realized Loss
Realized Loss
Realized Loss
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Realized Loss
Realized Loss
Realized Loss
Realized Loss
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Realized Loss

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Distribution
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure/Bankruptcy
REO
Modifications
Prepayments
Curr Weighted Avg.
Date
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Coupon
Remit
03/18/05
0
0
0
0
3
11,028,156
4
23,074,619
6
61,242,074
0
0
2
9,202,709
7.8989%
7.7801%
0.00%
0.000%
0.00%
0.000%
1.01%
0.805%
1.35%
1.684%
2.02%
4.470%
0.00%
0.000%
0.67%
0.672%
02/18/05
0
0
0
0
3
11,055,975
4
23,091,297
4
40,526,218
0
0
2
7,905,352
8.3361%
8.2173%
0.00%
0.000%
0.00%
0.000%
1.00%
0.801%
1.34%
1.673%
1.34%
2.936%
0.00%
0.000%
0.67%
0.573%
01/18/05
0
0
0
0
4
12,440,565
4
23,106,033
4
40,602,369
0
0
8
27,930,861
8.3330%
8.2145%
0.00%
0.000%
0.00%
0.000%
1.30%
0.882%
1.30%
1.638%
1.30%
2.878%
0.00%
0.000%
2.61%
1.980%
12/20/04
0
0
3
9,578,207
5
18,115,546
5
29,619,484
3
34,181,339
0
0
4
25,653,815
8.1854%
8.0669%
0.00%
0.000%
0.96%
0.666%
1.61%
1.259%
1.61%
2.058%
0.96%
2.375%
0.00%
0.000%
1.29%
1.783%
11/18/04
0
0
0
0
5
18,173,219
5
29,660,962
3
34,237,715
0
0
2
10,058,900
8.3255%
8.2070%
0.00%
0.000%
0.00%
0.000%
1.60%
1.244%
1.60%
2.030%
0.96%
2.343%
0.00%
0.000%
0.64%
0.688%
10/18/04
0
0
2
11,780,019
4
15,776,185
5
29,704,439
3
34,289,798
0
0
2
11,749,177
8.1931%
8.0742%
0.00%
0.000%
0.63%
0.797%
1.27%
1.068%
1.58%
2.010%
0.95%
2.320%
0.00%
0.000%
0.63%
0.795%
09/20/04
2
11,791,776
0
0
5
18,373,199
2
7,240,463
2
28,765,086
0
0
2
2,213,944
8.3441%
8.2252%
0.63%
0.795%
0.00%
0.000%
1.57%
1.239%
0.63%
0.488%
0.63%
1.940%
0.00%
0.000%
0.63%
0.149%
08/18/04
0
0
3
25,569,468
4
11,832,522
2
7,253,057
2
28,805,959
0
0
5
10,588,710
8.3441%
8.2252%
0.00%
0.000%
0.93%
1.710%
1.24%
0.791%
0.62%
0.485%
0.62%
1.926%
0.00%
0.000%
1.55%
0.708%
07/19/04
2
18,990,980
1
6,610,748
4
11,858,607
2
7,265,557
2
28,846,539
0
0
5
52,113,457
8.2081%
8.0890%
0.61%
1.225%
0.30%
0.426%
1.22%
0.765%
0.61%
0.469%
0.61%
1.861%
0.00%
0.000%
1.52%
3.362%
06/18/04
3
25,635,398
0
0
4
11,887,266
2
7,277,965
2
28,890,745
0
0
3
35,433,804
8.3482%
8.2293%
0.90%
1.604%
0.00%
0.000%
1.20%
0.744%
0.60%
0.455%
0.60%
1.808%
0.00%
0.000%
0.90%
2.217%
05/18/04
2
19,011,613
0
0
5
17,342,119
2
7,290,280
2
28,930,718
0
0
5
15,507,731
8.2003%
8.0816%
0.59%
1.170%
0.00%
0.000%
1.47%
1.067%
0.59%
0.449%
0.59%
1.780%
0.00%
0.000%
1.47%
0.954%
04/19/04
2
19,021,801
2
8,399,665
6
22,727,689
0
0
3
31,434,599
0
0
3
5,585,180
8.3512%
8.2324%
0.58%
1.162%
0.58%
0.513%
1.74%
1.389%
0.00%
0.000%
0.87%
1.921%
0.00%
0.000%
0.87%
0.341%
03/18/04
3
24,474,912
0
0
6
22,799,220
1
3,017,372
3
31,475,973
0
0
3
9,139,316
8.0522%
7.9330%
0.86%
1.482%
0.00%
0.000%
1.72%
1.380%
0.29%
0.183%
0.86%
1.905%
0.00%
0.000%
0.86%
0.553%
02/18/04
2
19,041,921
0
0
7
26,221,530
1
3,023,148
3
31,526,076
0
0
2
6,736,253
8.3499%
8.2306%
0.57%
1.146%
0.00%
0.000%
2.00%
1.578%
0.29%
0.182%
0.86%
1.898%
0.00%
0.000%
0.57%
0.406%
01/20/04
1
2,504,948
0
0
7
26,295,013
1
3,027,379
3
31,566,794
0
0
1
2,120,919
8.3496%
8.2303%
0.28%
0.150%
0.00%
0.000%
1.99%
1.579%
0.28%
0.182%
0.85%
1.895%
0.00%
0.000%
0.28%
0.127%
12/18/03
1
6,708,424
3
8,159,983
5
30,845,071
1
3,031,578
2
18,970,144
0
0
4
21,092,504
8.2054%
8.0863%
0.28%
0.397%
0.85%
0.483%
1.41%
1.826%
0.28%
0.179%
0.56%
1.123%
0.00%
0.000%
1.13%
1.248%

03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Delinquent Loan Detail
Paid
Outstanding
Out. Property
Special
Disclosure Doc
Thru
Current P&I
P&I
Protection
Advance
Servicer
Foreclosure
Bankruptcy
REO
Control #
Date
Advance
Advances**
Advances
Description (1)
Transfer Date
Date
Date
Date
37
02/01/05
96,075.42
96,075.42
0.00
B
52
02/01/05
72,615.26
72,615.26
0.00
B
375
02/01/05
10,855.53
10,855.53
0.00
B
66
05/01/04
73,273.36
732,656.27
0.00
9
03/02/04
12/22/04
337
10/01/03
10,382.85
210,009.71
0.00
7
12/10/03
03/18/04
339
02/01/05
15,296.44
15,296.44
0.00
B
53
09/01/04
44,058.29
220,286.12
0.00
3
10/01/04
390
02/01/05
9,511.52
9,511.52
0.00
B
35
02/01/05
91,766.38
91,766.38
0.00
B
204
01/01/04
30,435.94
395,613.00
0.00
3
02/05/04
54
09/01/04
33,856.14
169,273.90
0.00
3
10/01/04
120
02/01/05
43,460.99
43,460.99
0.00
B
396
02/01/05
9,909.04
9,909.04
0.00
B
101
02/01/03
52,763.92
1,318,675.96
0.00
9
04/25/03
04/01/04
369
02/01/05
12,873.57
12,873.57
0.00
B
11/22/04
23
12/01/01
106,979.81
5,623,591.21
0.00
9
08/27/01
11/04/03
34
04/01/03
99,069.29
2,278,303.09
0.00
9
07/05/01
12/02/03
249
02/01/03
20,800.61
519,963.70
0.00
7
09/19/02
08/12/04
288
02/01/05
16,076.66
16,076.66
0.00
B
Total
850,061.02
11,846,813.77
0.00
A. P&I Advance - Loan in Grace Period
2. P&I Advance - Loan delinquent 2 months
7. P&I Advance - Loan in Foreclosure
B. P&I Advance - Late Payment but < one month delinq
3. P&I Advance - Loan delinquent 3 months or More
8. P&I Advance - Loan in Bankruptcy
1. P&I Advance - Loan delinquent 1 month
4. Matured Balloon/Assumed Scheduled Payment
9. P&I Advance - REO Loan
** Outstanding P&I Advances include the current period P&I Advance

03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Pool Total
Chicago, IL 60603-4159
Distribution of Principal Balances
Distribution of Property Types
Geographic Distribution
Current Scheduled
Number
Scheduled
Based on
Number
Scheduled
Based on
Number
Scheduled
Based on
Balances
of Loans
Balance
Balance
Property Types
of Loans
Balance
Balance
Geographic Location
of Loans
Balance
Balance
$0
to
$1,000,000
24
19,546,281
1.44%
Retail
140
543,292,413
40.01%
Florida
42
247,041,906
18.19%
$1,000,000
to
$2,000,000
87
130,399,290
9.60%
Multifamily
77
339,857,149
25.03%
New York
18
181,738,506
13.38%
$2,000,000
to
$3,000,000
49
117,383,418
8.64%
Office
27
214,419,375
15.79%
California
22
116,200,816
8.56%
$3,000,000
to
$4,000,000
30
106,287,731
7.83%
Lodging
23
142,324,517
10.48%
Texas
30
107,188,882
7.89%
$4,000,000
to
$6,000,000
47
227,185,312
16.73%
Health Care
11
65,427,988
4.82%
Georgia
27
74,439,586
5.48%
$6,000,000
to
$8,000,000
20
136,957,837
10.09%
Industrial
7
29,342,002
2.16%
Missouri
5
56,294,732
4.15%
$8,000,000
to
$10,000,000
9
82,520,710
6.08%
Other
5
11,447,921
0.84%
Pennsylvania
14
55,404,721
4.08%
$10,000,000
to
$12,000,000
3
34,426,366
2.54%
Mixed Use
2
5,878,284
0.43%
New Jersey
9
45,443,492
3.35%
$12,000,000
to
$14,000,000
5
64,094,904
4.72%
Mobile Home
2
4,223,618
0.31%
Michigan
8
41,656,262
3.07%
$14,000,000
to
$16,000,000
5
76,508,503
5.63%
Self Storage
1
1,778,922
0.13%
Ohio
16
39,568,407
2.91%
$16,000,000
to
$18,000,000
3
50,129,113
3.69%
Virginia
14
37,806,820
2.78%
$18,000,000
to
$20,000,000
3
55,789,645
4.11%
North Carolina
10
34,214,142
2.52%
$20,000,000
to
$22,000,000
3
63,307,559
4.66%
Total
295
1,357,992,188
100.00%
Tennessee
5
28,408,002
2.09%
$22,000,000
to
$24,000,000
1
22,791,134
1.68%
Utah
2
28,204,113
2.08%
$24,000,000
to
$28,000,000
4
104,491,505
7.69%
Distribution of Mortgage Interest Rates
Illinois
2
27,919,259
2.06%
$28,000,000
to
$32,000,000
1
30,475,052
2.24%
Current Mortgage
Number
Scheduled
Based on
Connecticut
5
26,857,616
1.98%
$32,000,000
to
$34,000,000
0
0
0.00%
Interest Rate
of Loans
Balance
Balance
Alabama
6
23,050,647
1.70%
$34,000,000
to
$38,000,000
1
35,697,827
2.63%
7.000% or less
0
0
0.00%
Maryland
6
21,280,176
1.57%
$38,000,000
to
$44,000,000
0
0
0.00%
7.000% to 7.500%
22
202,914,605
14.94%
Kansas
7
19,590,054
1.44%
$44,000,000
&
Above
0
0
0.00%
7.500% to 8.000%
77
376,446,426
27.72%
Wisconsin
4
19,451,820
1.43%
Total
295
1,357,992,188
100.00%
8.000% to 8.500%
102
456,125,252
33.59%
Louisiana
1
18,558,069
1.37%
Average Scheduled Balance is
4,572,364
8.500% to 9.000%
58
208,808,086
15.38%
Arizona
7
17,499,837
1.29%
Maximum Scheduled Balance is
35,697,827
9.000% to 9.500%
27
77,353,272
5.70%
Indiana
7
16,350,885
1.20%
Minimum Scheduled Balance is
532,729
9.500% to 10.000%
3
6,188,037
0.46%
South Carolina
5
14,985,251
1.10%
10.000% to 10.500%
6
30,156,511
2.22%
Minnesota
5
14,764,233
1.09%
10.500% to 11.000%
0
0
0.00%
Colorado
3
11,775,339
0.87%
11.000% to 11.500%
0
0
0.00%
Oklahoma
2
6,895,707
0.51%
11.500% to 12.000%
0
0
0.00%
Washington
3
5,415,368
0.40%
12.000% to 12.500%
0
0
0.00%
Massachusetts
2
5,387,880
0.40%
12.500% to 13.000%
0
0
0.00%
Arkansas
2
5,049,914
0.37%
13.000% to 13.500%
0
0
0.00%
Other
6
9,549,749
0.70%
13.500% &
Above
0
0
0.00%
Total
295
1,357,992,188
100.00%
Total
295
1,357,992,188
100.00%
W/Avg Mortgage Interest Rate is
7.8989%
Minimum Mortgage Interest Rate is
7.0650%
Maximum Mortgage Interest Rate is
10.5000%
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Pool Total
Chicago, IL 60603-4159
Loan Seasoning
Distribution of Remaining Term
Distribution of DSCR
Number
Scheduled
Based on
Fully Amortizing
Debt Service
Number
Scheduled
Based on
Number of Years
of Loans
Balance
Balance
Fully Amortizing
Number
Scheduled
Based on
Coverage Ratio (1)
of Loans
Balance
Balance
1 year or less
0
0
0.00%
Mortgage Loans
of Loans
Balance
Balance
0.500 or less
1
2,081,983
0.15%
1+ to 2 years
0
0
0.00%
60 months or less
5
10,131,174
0.75%
0.500 to 0.625
0
0
0.00%
2+ to 3 years
0
0
0.00%
61 to 120 months
2
4,033,570
0.30%
0.625 to 0.750
1
652,413
0.05%
3+ to 4 years
0
0
0.00%
121 to 180 months
53
103,692,713
7.64%
0.750 to 0.875
1
1,054,820
0.08%
4+ to 5 years
0
0
0.00%
181 to 240 months
10
72,447,468
5.33%
0.875 to 1.000
1
2,526,178
0.19%
5+ to 6 years
0
0
0.00%
241 to 360 months
7
35,619,514
2.62%
1.000 to 1.125
9
12,548,756
0.92%
6+ to 7 years
0
0
0.00%
Total
77
225,924,438
16.64%
1.125 to 1.250
3
8,623,684
0.64%
7+ to 8 years
275
1,321,827,242
97.34%
Weighted Average Months to Maturity is
176
1.250 to 1.375
5
10,157,732
0.75%
8+ to 9 years
20
36,164,946
2.66%
1.375 to 1.500
8
18,251,673
1.34%
9+ to 10 years
0
0
0.00%
1.500 to 1.625
7
34,557,488
2.54%
10 years or more
0
0
0.00%
1.625 to 1.750
6
13,892,075
1.02%
Total
295
1,357,992,188
100.00%
1.750 to 1.875
3
11,085,395
0.82%
Weighted Average Seasoning is
7.5
1.875 to 2.000
3
6,419,105
0.47%
2.000 to 2.125
1
1,938,460
0.14%
2.125 & above
2
4,143,897
0.31%
Unknown
244
1,230,058,528
90.58%
Total
295
1,357,992,188
100.00%
Weighted Average Debt Service Coverage Ratio is
1.492
Distribution of Amortization Type
Number
Scheduled
Based on
Distribution of Remaining Term
Amortization Type
of Loans
Balance
Balance
Balloon Loans
NOI Aging
Fully Amortizing
63
204,421,233
15.05%
Balloon
Number
Scheduled
Based on
Number
Scheduled
Based on
Amortizing Balloon
209
1,011,690,389
74.50%
Mortgage Loans
of Loans
Balance
Balance
NOI Date
of Loans
Balance
Balance
Interest Only / Amortizing / Balloon
5
63,283,562
4.66%
12 months or less
1
16,126,259
1.19%
1 year or less
0
0
0.00%
Other
18
78,597,005
5.79%
13 to 24 months
2
3,227,141
0.24%
1 to 2 years
0
0
0.00%
25 to 36 months
169
704,590,720
51.88%
2 Years or More
51
127,933,660
9.42%
37 to 48 months
1
2,983,132
0.22%
Unknown
244
1,230,058,528
90.58%
49 to 60 months
0
0
0.00%
Total
295
1,357,992,188
100.00%
61 to 120 months
25
291,448,417
21.46%
121 to 180 months
15
71,755,520
5.28%
181 to 240 months
5
41,936,561
3.09%
Total
295
1,357,992,188
100.00%
Total
218
1,132,067,751
83.36%
Weighted Average Months to Maturity is
59
(1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures became available from borrowers on an asset level.
Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation.
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
1
FUCM97C2
Industrial
7/1/2007
1.630
12/31/2000
NY
-
0.000%
-
0
8/1/2002
5
2
FUCM97C2
Retail
11/1/2012
NY
35,697,827
7.470%
277,924
0
3
FUCM97C2
Retail
11/1/2007
VA
-
0.000%
-
0
6/1/2004
5
4
FUCM97C2
Multifamily
9/1/2012
NY
30,475,052
7.430%
232,633
0
5
FUCM97C2
Office
10/1/2022
UT
25,819,740
7.185%
215,846
0
6
FUCM97C2
Multifamily
5/1/2007
1.070
12/31/2002
MA
-
0.000%
-
0
7/1/2004
5
7
FUCM97C2
Lodging
11/1/2012
MO
25,653,969
7.960%
223,059
0
8
FUCM97C2
Multifamily
5/1/2007
MI
26,568,010
8.250%
217,867
0
9
FUCM97C2
Retail
7/1/2012
IL
26,449,785
8.120%
214,109
0
10
FUCM97C2
Retail
10/1/2002
1.410
12/31/2001
TX
-
0.000%
-
0
10/1/2002
5
11
FUCM97C2
Office
6/1/2017
FL
22,791,134
8.410%
193,207
0
12
FUCM97C2
Health Care
9/1/2022
FL
21,661,911
8.631%
182,103
0
13
FUCM97C2
Retail
10/1/2012
CA
21,302,769
7.750%
164,775
0
14
FUCM97C2
Office
6/1/2022
NY
20,342,879
8.420%
183,964
0
15
FUCM97C2
Office
8/1/2007
1.580
12/31/2002
FL
18,783,423
7.910%
163,703
0
16
FUCM97C2
Office
8/1/2012
CT
15,410,223
7.065%
169,512
0
17
FUCM97C2
Multifamily
11/1/2007
FL
18,448,153
7.450%
139,159
0
18
FUCM97C2
Multifamily
9/1/2007
LA
18,558,069
7.940%
145,917
0
19
FUCM97C2
Retail
6/1/2007
PA
5,899,733
8.930%
50,812
74,189
20
FUCM97C2
Office
8/1/2007
NY
17,712,124
7.880%
138,736
0
21
FUCM97C2
Multifamily
7/1/2007
NV
-
0.000%
-
0
12/10/2004
22
FUCM97C2
Retail
8/1/2012
MO
16,290,730
8.250%
139,172
0
23
FUCM97C2
Lodging
9/1/2004
FL
16,126,259
8.690%
108,996
0
9
24
FUCM97C2
Multifamily
7/1/2007
1.370
12/31/2000
AZ
-
0.000%
-
0
7/2/2002
5
25
FUCM97C2
Multifamily
7/1/2007
1.450
12/31/2000
AZ
-
0.000%
-
0
7/2/2002
5
26
FUCM97C2
Lodging
11/1/2012
TX
14,995,816
7.920%
130,041
0
9
27
FUCM97C2
Retail
11/1/2012
NY
15,472,858
7.470%
120,463
0
28
FUCM97C2
Multifamily
10/1/2027
NJ
15,243,602
7.600%
116,502
0
29
FUCM97C2
Office
6/1/2012
NY
15,386,004
8.420%
125,936
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
30
FUCM97C2
Office
10/1/2017
OH
13,203,855
8.250%
138,887
0
31
FUCM97C2
Multifamily
5/1/2007
MA
-
0.000%
-
0
7/1/2004
5
32
FUCM97C2
Multifamily
9/1/2022
FL
13,590,665
8.050%
109,113
0
33
FUCM97C2
Multifamily
11/1/2027
PA
12,787,916
7.510%
97,986
0
34
FUCM97C2
Retail
9/1/2007
FL
12,405,836
8.100%
100,001
0
9
35
FUCM97C2
Retail
10/1/2007
PA
12,106,632
7.620%
92,676
0
B
36
FUCM97C2
Multifamily
7/1/2007
TX
11,680,977
8.375%
95,161
0
37
FUCM97C2
Retail
9/1/2007
TX
11,730,615
8.650%
97,446
0
B
39
FUCM97C2
Lodging
11/1/2007
0.480
12/31/2002
TX
-
0.000%
-
0
10/1/2003
10
40
FUCM97C2
Office
7/1/2004
1.940
12/31/2000
CA
-
0.000%
-
0
2/1/2002
5
41
FUCM97C2
Health Care
8/1/2007
CA
11,014,774
8.410%
89,904
0
42
FUCM97C2
Retail
2/1/2019
1.090
12/31/2000
TX
-
0.000%
-
0
11/1/2002
10
43
FUCM97C2
Retail
10/1/2012
CA
9,765,501
8.000%
77,045
0
44
FUCM97C2
Retail
6/1/2007
NY
9,452,118
8.691%
80,597
0
45
FUCM97C2
Multifamily
9/1/2007
CA
9,186,880
7.360%
68,965
0
46
FUCM97C2
Office
8/1/2007
FL
9,318,418
8.250%
75,127
0
47
FUCM97C2
Retail
7/1/2019
GA
9,595,318
10.125%
87,456
0
8
48
FUCM97C2
Lodging
5/1/2007
WI
8,670,462
9.400%
84,942
0
49
FUCM97C2
Retail
10/1/2007
FL
-
0.000%
-
0
7/1/1999
5
50
FUCM97C2
Retail
7/1/2019
GA
9,297,125
10.125%
84,738
0
8
51
FUCM97C2
Retail
9/1/2007
FL
8,638,137
8.100%
69,630
0
52
FUCM97C2
Multifamily
8/1/2012
NJ
8,596,752
8.450%
73,441
0
B
53
FUCM97C2
Health Care
6/1/2007
MD
4,236,096
10.500%
44,377
0
3
54
FUCM97C2
Health Care
6/1/2007
MD
3,932,173
7.603%
34,152
0
3
55
FUCM97C2
Multifamily
8/1/2001
CA
-
0.000%
-
0
6/1/1999
5
56
FUCM97C2
Industrial
11/1/2012
NJ
-
0.000%
-
0
5/1/2004
5
57
FUCM97C2
Multifamily
9/1/2004
1.220
12/31/2000
MI
-
0.000%
-
0
8/1/2002
5
59
FUCM97C2
Industrial
9/1/2004
CA
-
0.000%
-
0
10/1/2004
5
60
FUCM97C2
Retail
11/1/2007
VA
7,762,907
7.500%
59,433
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
61
FUCM97C2
Retail
10/1/2012
CA
7,905,406
8.000%
62,370
0
62
FUCM97C2
Retail
10/1/2007
TN
7,807,831
7.980%
62,252
0
63
FUCM97C2
Health Care
10/1/2007
CA
7,428,065
8.070%
65,999
0
64
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
8/1/2003
5
65
FUCM97C2
Retail
7/1/2007
1.770
9/30/2002
NY
7,688,950
8.310%
62,328
0
66
FUCM97C2
Industrial
7/1/2017
SC
6,423,045
9.125%
73,757
0
9
67
FUCM97C2
Retail
9/1/2007
CA
7,475,663
8.375%
60,806
0
68
FUCM97C2
Multifamily
7/1/2007
CO
7,496,859
8.650%
62,366
0
69
FUCM97C2
Multifamily
10/1/2007
TN
6,910,987
7.450%
52,185
0
70
FUCM97C2
Office
7/1/2004
1.240
12/31/2000
CA
-
0.000%
-
0
4/1/2002
5
71
FUCM97C2
Multifamily
6/1/2004
NC
-
0.000%
-
0
12/1/2003
5
72
FUCM97C2
Multifamily
8/1/2007
MD
-
0.000%
-
0
1/1/2005
5
73
FUCM97C2
Retail
11/1/2016
NC
5,609,401
7.313%
59,674
0
74
FUCM97C2
Retail
11/1/2007
AL
6,383,150
7.950%
52,799
0
75
FUCM97C2
Retail
6/1/2007
NJ
-
8.690%
43,378
6,417,984
3/1/2005
76
FUCM97C2
Retail
10/1/2007
KS
6,593,841
8.160%
53,338
0
77
FUCM97C2
Multifamily
8/1/2007
GA
6,594,384
7.720%
51,004
0
78
FUCM97C2
Multifamily
8/1/2007
1.400
12/31/2002
AZ
-
0.000%
-
0
2/1/2005
79
FUCM97C2
Multifamily
5/1/2004
GA
-
0.000%
-
0
12/1/2003
5
80
FUCM97C2
Retail
7/1/2007
VA
6,492,807
8.630%
54,711
0
81
FUCM97C2
Multifamily
5/1/2004
WA
-
0.000%
-
0
6/1/2003
5
82
FUCM97C2
Lodging
11/1/2012
MO
6,192,337
7.960%
53,842
0
83
FUCM97C2
Multifamily
11/1/2007
TX
6,569,370
7.500%
48,945
0
84
FUCM97C2
Retail
10/1/2007
FL
6,493,210
7.840%
50,585
0
85
FUCM97C2
Retail
9/1/2007
TN
6,357,938
8.000%
52,530
0
86
FUCM97C2
Multifamily
9/1/2007
1.820
12/31/2001
AZ
-
0.000%
-
0
10/1/2002
5
87
FUCM97C2
Multifamily
11/1/2007
MD
-
0.000%
-
0
11/1/2004
5
88
FUCM97C2
Lodging
8/1/2007
FL
5,998,344
8.500%
54,321
0
89
FUCM97C2
Retail
11/1/2007
VA
6,234,604
7.750%
48,179
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
90
FUCM97C2
Lodging
11/1/2012
NY
6,042,881
9.000%
56,226
0
91
FUCM97C2
Multifamily
9/1/2012
GA
6,103,602
7.740%
47,238
0
92
FUCM97C2
Industrial
6/1/2022
TX
5,901,757
9.375%
56,668
0
93
FUCM97C2
Multifamily
8/1/2007
1.510
12/31/1999
CA
-
0.000%
-
0
3/1/2001
5
94
FUCM97C2
Retail
6/1/2007
1.710
12/31/2001
NJ
-
0.000%
-
0
1/1/2003
5
95
FUCM97C2
Retail
6/1/2018
NY
5,221,293
8.188%
53,911
0
96
FUCM97C2
Industrial
7/1/2007
MD
5,987,980
8.550%
49,437
0
97
FUCM97C2
Multifamily
9/1/2012
WI
5,882,347
7.840%
45,888
0
98
FUCM97C2
Office
8/1/2007
FL
5,588,108
8.375%
50,200
0
99
FUCM97C2
Retail
6/1/2012
FL
5,608,737
8.750%
51,795
0
100
FUCM97C2
Health Care
10/1/2012
AZ
-
0.000%
-
0
3/1/2003
5
101
FUCM97C2
Health Care
5/1/2007
MI
5,516,032
9.250%
53,524
0
9
102
FUCM97C2
Retail
5/1/2007
CA
-
0.000%
-
0
7/1/2004
5
103
FUCM97C2
Retail
8/1/2007
GA
5,775,085
8.375%
47,010
0
9
104
FUCM97C2
Retail
5/1/2017
CA
5,544,661
8.720%
49,201
0
105
FUCM97C2
Retail
10/1/2007
MO
5,626,867
8.160%
45,516
0
106
FUCM97C2
Multifamily
8/1/2007
1.720
12/31/2000
CA
-
0.000%
-
0
8/1/2002
5
107
FUCM97C2
Lodging
10/1/2007
FL
5,226,396
7.970%
45,551
0
108
FUCM97C2
Multifamily
3/1/2004
SC
-
0.000%
-
0
6/1/2004
10
109
FUCM97C2
Retail
8/1/2007
TN
5,285,373
8.125%
44,118
0
110
FUCM97C2
Retail
8/1/2007
NJ
5,326,792
8.150%
43,166
0
111
FUCM97C2
Multifamily
8/1/2007
1.880
12/31/1999
CA
-
0.000%
-
0
1/12/2001
5
112
FUCM97C2
Multifamily
8/1/2007
NC
5,092,718
8.300%
45,528
0
113
FUCM97C2
Lodging
7/1/2007
FL
4,933,357
8.900%
46,612
0
114
FUCM97C2
Multifamily
10/1/2007
AL
5,100,111
7.820%
39,669
0
115
FUCM97C2
Retail
8/1/2007
1.410
12/31/2001
IL
-
0.000%
-
0
10/1/2002
5
116
FUCM97C2
Office
6/1/2007
NY
5,176,788
9.010%
44,294
0
117
FUCM97C2
Other
4/1/2009
MN
2,993,418
10.125%
70,067
0
118
FUCM97C2
Lodging
11/1/2007
FL
4,784,396
8.040%
41,821
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
119
FUCM97C2
Retail
8/1/2004
2.070
12/31/2002
OH
-
0.000%
-
0
2/1/2004
5
120
FUCM97C2
Office
7/1/2007
OK
4,666,717
8.870%
44,007
0
B
122
FUCM97C2
Industrial
11/1/2007
NJ
-
0.000%
-
0
6/14/1999
5
123
FUCM97C2
Retail
7/1/2007
GA
-
0.000%
-
0
4/1/2003
5
124
FUCM97C2
Retail
9/1/2017
TX
4,455,546
7.438%
37,996
0
125
FUCM97C2
Retail
5/1/2004
FL
-
0.000%
-
0
6/1/2004
5
126
FUCM97C2
Industrial
10/1/2007
CA
4,645,531
7.793%
37,365
0
127
FUCM97C2
Lodging
11/1/2007
NY
4,426,552
8.000%
38,591
0
128
FUCM97C2
Lodging
10/1/2007
FL
4,419,073
7.970%
38,515
0
129
FUCM97C2
Mixed Use
9/1/2022
NJ
4,373,979
8.250%
39,423
0
130
FUCM97C2
Lodging
7/1/2020
FL
4,298,425
9.240%
43,769
0
131
FUCM97C2
Multifamily
4/1/2007
CA
-
0.000%
-
0
8/1/2004
5
132
FUCM97C2
Retail
7/1/2007
NY
4,535,382
8.625%
37,658
0
133
FUCM97C2
Lodging
10/1/2007
FL
4,241,533
7.970%
36,967
0
134
FUCM97C2
Multifamily
5/1/2007
TX
4,428,530
8.520%
37,091
0
135
FUCM97C2
Health Care
10/1/2007
TN
-
0.000%
-
0
12/1/2003
5
136
FUCM97C2
Health Care
8/1/2007
MN
4,306,328
8.970%
40,183
0
137
FUCM97C2
Retail
5/1/2007
MA
4,444,526
9.010%
38,656
0
138
FUCM97C2
Retail
6/1/2018
OH
3,885,614
8.188%
40,120
0
139
FUCM97C2
Retail
5/1/2018
PA
3,872,005
8.188%
40,120
0
140
FUCM97C2
Retail
10/1/2007
KS
4,434,092
8.230%
35,618
0
141
FUCM97C2
Multifamily
9/1/2004
MD
-
0.000%
-
0
3/1/2004
5
142
FUCM97C2
Multifamily
8/1/2007
1.680
12/31/2000
WA
-
0.000%
-
0
6/1/2002
5
143
FUCM97C2
Multifamily
7/1/2007
AZ
4,427,698
8.320%
35,919
0
145
FUCM97C2
Office
6/1/2007
FL
4,193,585
9.150%
40,351
0
146
FUCM97C2
Industrial
5/1/2004
IL
-
0.000%
-
0
5/1/2004
5
147
FUCM97C2
Retail
8/1/2007
CT
-
0.000%
-
0
12/2/2004
5
148
FUCM97C2
Lodging
11/1/2019
1.320
6/30/2002
CT
-
0.000%
-
0
1/1/2005
5
149
FUCM97C2
Retail
11/1/2007
NV
-
0.000%
-
0
1/1/2005
5
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
150
FUCM97C2
Retail
10/1/2007
NC
4,278,220
8.000%
33,753
0
151
FUCM97C2
Multifamily
10/1/2007
1.450
12/31/2002
AZ
4,246,086
7.550%
32,322
0
152
FUCM97C2
Multifamily
5/1/2004
1.220
12/31/2002
WA
-
0.000%
-
0
7/1/2003
5
153
FUCM97C2
Retail
7/1/2017
GA
4,193,614
8.490%
34,953
0
154
FUCM97C2
Retail
7/1/2007
1.630
12/31/2002
CT
4,188,642
8.100%
33,408
0
155
FUCM97C2
Retail
9/1/2007
NC
4,196,051
8.240%
33,775
0
156
FUCM97C2
Multifamily
8/1/2007
MD
-
0.000%
-
0
1/1/2005
5
157
FUCM97C2
Retail
6/1/2018
SC
3,642,762
8.188%
37,613
0
158
FUCM97C2
Multifamily
9/1/2004
1.830
12/31/2002
TX
-
0.000%
-
0
5/1/2004
5
159
FUCM97C2
Multifamily
10/1/2007
1.230
12/31/2002
GA
4,107,563
7.375%
30,828
0
160
FUCM97C2
Multifamily
7/1/2007
1.500
12/31/2002
TX
4,124,517
7.980%
32,591
0
161
FUCM97C2
Multifamily
6/1/2007
CA
4,139,279
8.270%
33,494
0
162
FUCM97C2
Multifamily
10/1/2007
MD
-
0.000%
-
0
5/1/2003
5
163
FUCM97C2
Lodging
11/1/2007
AL
3,915,564
8.150%
34,476
0
164
FUCM97C2
Retail
10/1/2007
NC
3,658,828
7.625%
34,424
0
165
FUCM97C2
Retail
9/1/2007
1.550
12/31/2002
MD
4,052,272
8.180%
32,466
0
166
FUCM97C2
Other
4/1/2009
OH
2,349,971
9.875%
55,557
0
167
FUCM97C2
Retail
11/1/2012
NJ
4,039,201
7.470%
31,447
0
168
FUCM97C2
Retail
10/1/2007
PA
3,974,273
7.625%
30,435
0
169
FUCM97C2
Lodging
4/1/2007
AL
3,838,571
9.050%
36,174
0
170
FUCM97C2
Retail
9/1/2007
1.950
12/31/2002
GA
3,838,775
8.500%
31,525
0
171
FUCM97C2
Retail
6/1/2007
FL
3,811,120
9.220%
33,641
0
172
FUCM97C2
Multifamily
5/1/2007
TX
3,790,799
8.900%
32,695
0
173
FUCM97C2
Multifamily
7/1/2007
NJ
3,787,815
8.150%
30,328
0
174
FUCM97C2
Multifamily
7/1/2007
1.510
12/31/2000
GA
-
0.000%
-
0
11/1/2002
5
175
FUCM97C2
Retail
10/1/2007
OR
3,651,412
8.188%
30,530
0
176
FUCM97C2
Lodging
9/1/2007
IN
3,559,536
8.460%
32,101
0
177
FUCM97C2
Lodging
8/1/2007
GA
-
0.000%
-
0
10/1/2003
5
178
FUCM97C2
Office
5/1/2007
CA
-
0.000%
-
0
11/1/2004
5
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
180
FUCM97C2
Multifamily
3/1/2004
2.420
12/31/2000
VA
-
0.000%
-
0
10/1/2001
5
181
FUCM97C2
Multifamily
3/1/2004
1.540
12/31/2000
TX
-
0.000%
-
0
4/1/2002
5
182
FUCM97C2
Lodging
10/1/2012
FL
3,472,095
8.375%
31,076
0
183
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
8/1/2003
5
184
FUCM97C2
Office
6/1/2007
FL
3,555,300
8.720%
30,206
0
185
FUCM97C2
Other
1/1/2009
IN
2,062,716
10.125%
49,800
0
186
FUCM97C2
Lodging
10/1/2007
FL
3,359,133
7.970%
29,277
0
187
FUCM97C2
Multifamily
10/1/2022
AR
3,314,279
7.960%
29,228
0
188
FUCM97C2
Retail
7/1/2004
1.400
12/31/2000
TX
-
0.000%
-
0
8/1/2001
5
189
FUCM97C2
Retail
7/1/2004
1.400
12/31/2000
TX
-
0.000%
-
0
8/1/2001
5
190
FUCM97C2
Retail
9/1/2007
1.440
12/31/2000
TX
-
0.000%
-
0
9/1/2001
5
191
FUCM97C2
Multifamily
9/1/2007
WI
3,498,079
7.970%
27,569
0
192
FUCM97C2
Office
10/1/2007
FL
3,487,248
8.500%
28,604
0
193
FUCM97C2
Office
7/1/2007
2.280
12/31/2002
CA
3,439,442
8.720%
29,186
0
194
FUCM97C2
Retail
7/1/2022
1.690
12/31/2002
TX
3,298,245
8.710%
30,319
0
195
FUCM97C2
Multifamily
10/1/2007
1.460
12/31/1999
TX
-
0.000%
-
0
11/27/2000
5
196
FUCM97C2
Other
1/1/2009
IN
1,971,838
10.125%
47,605
0
197
FUCM97C2
Retail
7/1/2007
GA
3,393,397
8.670%
28,272
0
198
FUCM97C2
Retail
5/1/2007
GA
-
0.000%
-
0
8/1/2003
10
199
FUCM97C2
Office
5/1/2004
TX
-
0.000%
-
0
11/1/2003
5
200
FUCM97C2
Health Care
8/1/2017
OH
2,921,602
8.625%
31,527
0
201
FUCM97C2
Multifamily
10/1/2012
OH
-
0.000%
-
0
3/1/2004
5
202
FUCM97C2
Multifamily
6/1/2022
TX
3,278,568
8.350%
26,692
0
203
FUCM97C2
Multifamily
9/1/2007
PA
3,239,506
7.790%
25,171
0
204
FUCM97C2
Lodging
10/1/2017
NC
2,859,887
8.625%
30,651
0
3
205
FUCM97C2
Retail
4/1/2007
PA
3,236,512
9.000%
28,162
0
206
FUCM97C2
Office
9/1/2007
1.090
12/31/2002
IN
3,157,382
7.820%
24,883
0
207
FUCM97C2
Retail
10/1/2004
RI
-
0.000%
-
0
5/1/2004
5
208
FUCM97C2
Retail
9/1/2007
TX
3,182,880
8.490%
26,119
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
209
FUCM97C2
Health Care
8/1/2007
1.850
12/31/1999
TN
-
0.000%
-
0
3/1/2001
5
210
FUCM97C2
Retail
8/1/2004
MA
-
0.000%
-
0
8/1/2003
5
211
FUCM97C2
Retail
6/1/2007
-0.010
12/31/2000
FL
-
0.000%
-
0
10/19/2001
5
212
FUCM97C2
Industrial
10/1/2007
MN
3,165,287
8.530%
26,023
0
213
FUCM97C2
Office
8/1/2012
CA
2,254,648
8.680%
33,841
0
214
FUCM97C2
Office
10/1/2007
1.560
12/31/2002
NC
2,691,163
7.750%
27,600
0
215
FUCM97C2
Retail
10/1/2007
NC
-
0.000%
-
0
12/1/2004
216
FUCM97C2
Retail
4/1/2008
FL
2,983,132
8.375%
25,612
0
217
FUCM97C2
Lodging
7/1/2007
GA
-
0.000%
-
0
4/1/2004
10
218
FUCM97C2
Multifamily
7/1/2007
FL
-
0.000%
-
0
7/1/2004
5
219
FUCM97C2
Multifamily
5/1/2007
TX
3,051,131
8.900%
26,315
0
220
FUCM97C2
Retail
5/1/2004
TX
-
0.000%
-
0
12/1/2003
5
221
FUCM97C2
Multifamily
6/1/2007
FL
-
0.000%
-
0
8/1/2003
5
222
FUCM97C2
Retail
9/1/2012
CO
-
0.000%
-
0
3/1/2004
5
223
FUCM97C2
Retail
11/1/2012
VA
2,737,749
7.875%
23,670
0
224
FUCM97C2
Office
9/1/2007
VA
2,902,038
8.490%
23,814
0
225
FUCM97C2
Multifamily
9/1/2007
TX
2,870,827
7.822%
22,363
0
226
FUCM97C2
Multifamily
8/1/2004
1.600
12/31/1999
CA
-
0.000%
-
0
12/12/2000
5
227
FUCM97C2
Office
5/1/2007
CA
2,824,035
9.375%
25,807
0
228
FUCM97C2
Retail
8/1/2015
CA
2,231,961
7.660%
25,971
0
229
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
4/1/2003
5
230
FUCM97C2
Mobile Home
10/1/2007
1.140
12/31/2002
CA
2,780,486
7.790%
21,575
0
231
FUCM97C2
Multifamily
10/1/2007
FL
-
7.780%
16,851
2,784,725
3/1/2005
232
FUCM97C2
Retail
9/1/2007
1.280
12/31/2002
FL
2,796,470
8.220%
22,475
0
233
FUCM97C2
Multifamily
3/1/2004
1.440
12/31/2000
TX
-
0.000%
-
0
6/1/2002
5
234
FUCM97C2
Retail
9/1/2007
FL
2,551,893
7.900%
22,463
0
235
FUCM97C2
Retail
9/1/2010
1.340
12/31/2002
IN
2,573,054
7.875%
22,334
0
237
FUCM97C2
Office
11/1/2017
1.380
12/31/2002
AL
2,309,397
8.125%
24,061
0
238
FUCM97C2
Lodging
11/1/2019
NH
-
0.000%
-
0
1/1/2005
5
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
239
FUCM97C2
Lodging
9/1/2007
-0.370
12/31/2002
UT
-
0.000%
-
0
10/1/2003
10
240
FUCM97C2
Retail
9/1/2007
VA
2,584,650
8.420%
21,371
0
241
FUCM97C2
Lodging
9/1/2007
TX
2,292,622
8.875%
24,968
0
242
FUCM97C2
Retail
6/1/2018
PA
2,266,608
8.188%
23,403
0
243
FUCM97C2
Multifamily
3/1/2004
1.720
12/31/2000
TX
-
0.000%
-
0
6/1/2002
5
244
FUCM97C2
Retail
7/1/2017
CO
2,284,496
9.140%
25,354
0
245
FUCM97C2
Retail
10/1/2007
ID
2,429,772
7.750%
20,870
0
246
FUCM97C2
Office
5/1/2007
FL
2,437,134
9.504%
24,034
0
247
FUCM97C2
Office
10/1/2007
1.450
12/31/2000
GA
-
0.000%
-
0
8/1/2002
10
248
FUCM97C2
Office
10/1/2007
NY
-
0.000%
-
0
1/1/2005
5
249
FUCM97C2
Multifamily
8/1/2007
MO
2,530,828
8.620%
20,991
0
7
250
FUCM97C2
Retail
7/1/2007
0.900
12/31/2002
CT
2,526,178
8.550%
20,856
0
251
FUCM97C2
Multifamily
7/1/2004
1.490
12/31/2001
TX
-
0.000%
-
0
9/1/2002
5
252
FUCM97C2
Retail
7/1/2007
1.590
12/31/2002
CT
2,507,614
8.100%
20,000
0
253
FUCM97C2
Self Storage
10/1/2012
CA
1,778,922
8.500%
26,588
0
254
FUCM97C2
Retail
5/1/2007
CA
2,504,632
9.150%
22,017
0
255
FUCM97C2
Lodging
11/1/2019
MA
-
0.000%
-
0
1/1/2005
5
256
FUCM97C2
Retail
11/1/2007
1.680
12/31/2002
FL
2,419,846
7.990%
19,060
0
257
FUCM97C2
Multifamily
10/1/2027
MS
-
0.000%
-
0
5/1/2004
10
258
FUCM97C2
Multifamily
9/1/2004
1.800
12/31/2002
MD
-
0.000%
-
0
3/1/2004
5
259
FUCM97C2
Multifamily
10/1/2027
UT
2,384,372
8.000%
19,041
0
260
FUCM97C2
Retail
6/1/2007
AZ
-
0.000%
-
0
10/1/2003
5
261
FUCM97C2
Retail
11/1/2012
1.280
12/31/2002
NC
2,291,787
7.750%
17,910
0
262
FUCM97C2
Retail
11/1/2007
CA
-
0.000%
-
0
8/1/2004
5
263
FUCM97C2
Retail
8/1/2007
SC
2,193,818
8.550%
20,215
0
264
FUCM97C2
Multifamily
7/1/2022
MN
2,217,217
8.450%
20,047
0
265
FUCM97C2
Retail
5/1/2004
FL
-
0.000%
-
0
4/1/2004
5
266
FUCM97C2
Other
5/1/2017
FL
2,069,978
7.960%
20,432
0
267
FUCM97C2
Multifamily
9/1/2007
1.810
12/31/2002
CA
2,253,723
7.550%
17,180
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
268
FUCM97C2
Multifamily
6/1/2007
PA
-
0.000%
-
0
5/1/2004
5
269
FUCM97C2
Multifamily
3/1/2004
1.660
12/31/2000
MS
-
0.000%
-
0
7/1/2002
5
270
FUCM97C2
Retail
11/1/2012
1.400
12/31/2000
FL
-
0.000%
-
0
11/1/2002
5
271
FUCM97C2
Multifamily
8/1/2007
CT
2,224,959
7.940%
17,510
0
272
FUCM97C2
Retail
7/1/2007
1.580
12/31/2002
OK
2,228,990
8.100%
17,778
0
273
FUCM97C2
Multifamily
5/1/2004
WA
-
0.000%
-
0
11/1/2003
5
275
FUCM97C2
Retail
5/1/2007
MA
-
0.000%
-
0
10/1/2004
5
276
FUCM97C2
Retail
6/1/2017
1.620
12/31/2002
AZ
2,179,559
8.750%
18,291
0
277
FUCM97C2
Health Care
8/1/2007
0.200
6/30/2002
MN
2,081,983
8.870%
19,305
0
278
FUCM97C2
Multifamily
6/1/2007
CA
2,142,998
8.740%
18,235
0
279
FUCM97C2
Multifamily
11/1/2007
OH
2,123,713
7.510%
16,098
0
280
FUCM97C2
Retail
10/1/2007
KS
2,113,528
8.160%
17,097
0
281
FUCM97C2
Multifamily
10/1/2007
SC
1,994,924
7.610%
16,975
0
282
FUCM97C2
Multifamily
9/1/2007
1.610
12/31/2002
KS
2,114,468
8.040%
16,757
0
283
FUCM97C2
Retail
7/1/2017
CA
1,786,168
7.930%
18,954
0
284
FUCM97C2
Retail
6/1/2017
FL
1,756,597
7.375%
18,184
0
285
FUCM97C2
Multifamily
7/1/2007
TX
2,074,099
8.190%
16,883
0
286
FUCM97C2
Retail
11/1/2007
IL
-
0.000%
-
0
5/1/2004
5
287
FUCM97C2
Retail
10/1/2004
1.190
12/31/2002
FL
-
0.000%
-
0
1/1/2004
5
288
FUCM97C2
Multifamily
8/1/2007
GA
2,059,143
7.910%
16,369
0
B
289
FUCM97C2
Retail
8/1/2007
CO
1,993,984
8.330%
17,861
0
290
FUCM97C2
Office
7/1/2007
1.690
6/30/2002
TN
2,045,873
8.730%
18,017
0
291
FUCM97C2
Multifamily
5/1/2007
MA
-
0.000%
-
0
1/1/2005
5
292
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
3/1/2003
5
293
FUCM97C2
Industrial
10/1/2007
WA
2,052,297
8.188%
16,431
0
294
FUCM97C2
Multifamily
9/1/2007
1.980
12/31/2002
TX
2,047,600
8.125%
16,335
0
295
FUCM97C2
Multifamily
10/1/2007
2.930
12/31/2001
NY
-
0.000%
-
0
10/1/2002
5
296
FUCM97C2
Retail
9/1/2007
2.080
12/31/2002
NC
1,938,460
8.540%
17,572
0
297
FUCM97C2
Multifamily
8/1/2007
1.960
12/31/1999
CA
-
0.000%
-
0
1/12/2001
5
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
298
FUCM97C2
Retail
11/1/2017
MI
1,863,083
7.500%
16,031
0
299
FUCM97C2
Multifamily
8/1/2025
AZ
2,004,485
8.000%
15,849
0
300
FUCM97C2
Multifamily
8/1/2007
GA
1,982,044
8.090%
15,985
0
301
FUCM97C2
Retail
6/1/2007
VA
-
0.000%
-
0
10/1/2004
5
302
FUCM97C2
Multifamily
6/1/2007
FL
1,958,557
8.580%
16,460
0
303
FUCM97C2
Retail
11/1/2017
MI
1,824,836
7.500%
15,702
0
304
FUCM97C2
Health Care
11/1/2007
GA
753,231
8.150%
25,646
0
305
FUCM97C2
Multifamily
9/1/2007
1.110
12/31/2002
TX
1,935,713
7.550%
14,755
0
306
FUCM97C2
Multifamily
9/1/2007
CA
1,935,713
7.550%
14,755
0
307
FUCM97C2
Multifamily
6/1/2027
TX
1,946,522
9.000%
16,897
0
308
FUCM97C2
Retail
4/1/2004
0.240
12/31/2002
FL
-
0.000%
-
0
8/1/2003
10
309
FUCM97C2
Multifamily
9/1/2007
FL
1,897,104
7.780%
14,729
0
310
FUCM97C2
Retail
7/1/2017
OH
1,769,176
7.790%
15,527
0
311
FUCM97C2
Retail
9/1/2007
1.390
12/31/2002
FL
1,862,209
8.150%
15,071
0
312
FUCM97C2
Multifamily
8/1/2004
1.840
12/31/1999
CA
-
0.000%
-
0
12/12/2000
5
313
FUCM97C2
Multifamily
6/1/2007
FL
1,825,900
8.625%
16,067
0
314
FUCM97C2
Retail
7/1/2017
OH
1,738,016
7.790%
15,253
0
315
FUCM97C2
Multifamily
6/1/2007
PA
1,851,943
8.700%
15,710
0
316
FUCM97C2
Multifamily
11/1/2007
FL
-
0.000%
-
0
10/1/2003
5
317
FUCM97C2
Office
10/1/2007
PA
1,850,228
7.680%
14,232
0
318
FUCM97C2
Retail
10/1/2007
AZ
1,844,938
8.280%
15,068
0
319
FUCM97C2
Retail
7/1/2007
1.410
12/31/2002
CA
1,859,558
9.150%
16,309
0
320
FUCM97C2
Multifamily
6/1/2007
MD
1,867,405
8.500%
15,378
0
321
FUCM97C2
Office
6/1/2004
FL
-
0.000%
-
0
7/1/2004
5
322
FUCM97C2
Retail
4/1/2007
WA
1,787,278
9.125%
16,955
0
323
FUCM97C2
Multifamily
10/1/2022
1.240
12/31/2002
AR
1,735,636
7.960%
15,306
0
324
FUCM97C2
Retail
11/1/2017
MI
1,703,288
7.500%
14,656
0
325
FUCM97C2
Retail
9/1/2017
OH
1,698,805
7.790%
14,842
0
326
FUCM97C2
Office
8/1/2012
NC
1,597,627
8.813%
17,399
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
327
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
5
328
FUCM97C2
Retail
3/1/2017
PA
1,512,997
7.765%
16,183
0
329
FUCM97C2
Multifamily
7/1/2017
1.880
12/31/2002
CA
-
0.000%
-
0
2/1/2004
5
330
FUCM97C2
Retail
3/1/2016
OH
1,469,289
8.170%
16,907
0
331
FUCM97C2
Lodging
7/1/2007
IN
1,673,818
8.900%
15,815
0
332
FUCM97C2
Mobile Home
9/1/2015
AZ
1,443,132
8.250%
16,913
0
333
FUCM97C2
Multifamily
8/1/2027
KS
1,734,221
8.625%
14,389
0
334
FUCM97C2
Retail
11/1/2017
MI
1,587,399
7.500%
13,659
0
335
FUCM97C2
Multifamily
8/1/2007
GA
1,681,422
8.180%
13,658
0
336
FUCM97C2
Retail
11/1/2016
1.060
12/31/2002
GA
1,414,435
8.375%
15,863
0
337
FUCM97C2
Multifamily
10/1/2006
KS
1,651,348
7.710%
10,610
0
7
338
FUCM97C2
Multifamily
8/1/2004
TX
-
0.000%
-
0
4/1/2004
5
339
FUCM97C2
Health Care
1/1/2007
WA
1,575,793
9.250%
15,415
0
B
340
FUCM97C2
Retail
11/1/2017
MI
1,513,960
7.500%
13,027
0
341
FUCM97C2
Retail
5/1/2007
TX
1,608,170
9.313%
14,311
0
342
FUCM97C2
Retail
9/1/2016
OH
1,321,550
7.930%
14,627
0
343
FUCM97C2
Retail
12/1/2016
1.030
12/31/2002
GA
1,384,396
8.500%
15,080
0
344
FUCM97C2
Multifamily
8/1/2004
MO
-
0.000%
-
0
4/1/2004
5
345
FUCM97C2
Multifamily
7/1/2004
TX
-
0.000%
-
0
6/1/2004
5
346
FUCM97C2
Retail
7/1/2016
OH
1,287,794
8.070%
14,480
0
347
FUCM97C2
Retail
11/1/2016
VA
1,321,653
8.813%
15,142
0
348
FUCM97C2
Retail
7/1/2016
OH
1,283,699
8.070%
14,434
0
349
FUCM97C2
Retail
2/1/2016
OH
1,246,886
8.070%
14,349
0
350
FUCM97C2
Multifamily
8/1/2004
TX
-
0.000%
-
0
8/1/2004
5
351
FUCM97C2
Multifamily
6/1/2007
AL
1,503,853
8.880%
12,935
0
352
FUCM97C2
Retail
2/1/2017
1.300
12/31/2002
FL
1,284,912
7.590%
13,296
0
353
FUCM97C2
Mixed Use
11/1/2012
NJ
1,504,306
7.470%
11,712
0
354
FUCM97C2
Retail
10/1/2007
VA
1,488,803
8.030%
11,774
0
355
FUCM97C2
Retail
9/1/2007
IL
1,469,474
8.060%
11,807
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
356
FUCM97C2
Multifamily
6/1/2017
1.630
12/31/2002
TX
1,278,922
8.980%
14,375
0
357
FUCM97C2
Office
10/1/2007
TX
1,474,864
8.430%
12,032
0
358
FUCM97C2
Retail
7/1/2007
FL
1,440,086
8.500%
12,360
0
359
FUCM97C2
Retail
9/1/2016
VA
1,238,091
9.125%
14,519
0
360
FUCM97C2
Retail
10/1/2007
1.870
12/31/2002
AZ
-
0.000%
-
0
6/1/2004
5
361
FUCM97C2
Retail
12/1/2016
GA
1,236,608
8.500%
13,414
0
362
FUCM97C2
Retail
5/1/2017
MD
1,204,251
8.250%
13,095
0
363
FUCM97C2
Multifamily
7/1/2007
1.400
12/31/2002
GA
1,420,779
8.490%
11,677
0
364
FUCM97C2
Retail
10/1/2016
GA
1,195,428
7.500%
12,431
0
365
FUCM97C2
Retail
8/1/2016
NJ
1,225,445
8.875%
13,771
0
366
FUCM97C2
Lodging
9/1/2007
FL
1,343,489
8.625%
12,246
0
367
FUCM97C2
Retail
10/1/2004
AZ
-
0.000%
-
0
9/1/2004
5
368
FUCM97C2
Retail
8/1/2007
TX
1,397,535
8.240%
11,258
0
369
FUCM97C2
Retail
7/1/2007
AZ
1,353,940
9.375%
12,975
0
B
370
FUCM97C2
Multifamily
6/1/2007
2.540
12/31/2002
AZ
-
0.000%
-
0
8/1/2004
5
371
FUCM97C2
Retail
7/1/2007
NY
998,559
9.070%
15,277
0
372
FUCM97C2
Retail
1/1/2017
FL
1,179,967
7.625%
12,224
0
373
FUCM97C2
Multifamily
10/1/2022
1.380
12/31/2002
WI
1,400,932
9.550%
12,431
0
374
FUCM97C2
Multifamily
8/1/2007
TX
1,361,043
8.710%
11,366
0
375
FUCM97C2
Multifamily
8/1/2007
IN
1,352,539
8.313%
10,957
0
B
376
FUCM97C2
Multifamily
5/1/2007
NJ
1,345,601
9.180%
11,855
0
377
FUCM97C2
Retail
9/1/2016
OH
1,099,272
7.930%
12,167
0
378
FUCM97C2
Retail
10/1/2007
GA
1,325,317
8.000%
10,456
0
379
FUCM97C2
Multifamily
11/1/2007
TX
1,237,011
7.900%
10,713
0
380
FUCM97C2
Retail
10/1/2007
FL
1,244,841
8.310%
11,094
0
381
FUCM97C2
Industrial
9/1/2007
VA
-
0.000%
-
0
2/1/2005
382
FUCM97C2
Retail
8/1/2016
VA
1,096,482
9.125%
12,911
0
383
FUCM97C2
Multifamily
6/1/2007
1.320
12/31/2002
NY
1,211,508
9.250%
11,732
0
384
FUCM97C2
Retail
9/1/2017
MI
1,079,653
7.920%
11,361
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
385
FUCM97C2
Retail
3/1/2017
VA
1,087,225
9.000%
12,373
0
386
FUCM97C2
Retail
8/1/2017
OH
1,064,154
7.750%
11,142
0
387
FUCM97C2
Retail
2/1/2017
VA
1,066,435
8.791%
12,059
0
388
FUCM97C2
Retail
2/1/2017
VA
1,065,491
9.000%
12,173
0
389
FUCM97C2
Industrial
8/1/2007
TX
1,166,104
7.983%
10,212
0
390
FUCM97C2
Multifamily
10/1/2007
1.110
12/31/2002
NE
1,210,436
8.070%
9,602
0
B
391
FUCM97C2
Multifamily
10/1/2007
1.970
12/31/2000
AZ
-
0.000%
-
0
8/1/2001
5
392
FUCM97C2
Multifamily
9/1/2022
GA
1,145,312
7.950%
9,991
0
393
FUCM97C2
Retail
5/1/2007
1.840
12/31/2002
TX
1,142,722
9.010%
10,918
0
394
FUCM97C2
Retail
8/1/2016
PA
981,766
8.340%
11,134
0
395
FUCM97C2
Self Storage
8/1/2007
2.020
12/31/2001
CO
-
0.000%
-
0
10/1/2002
5
396
FUCM97C2
Retail
10/1/2007
OH
1,105,012
8.640%
10,061
0
B
397
FUCM97C2
Retail
8/1/2016
PA
942,699
8.340%
10,691
0
398
FUCM97C2
Retail
8/1/2016
1.060
12/31/2002
GA
943,408
8.375%
10,717
0
400
FUCM97C2
Retail
5/1/2007
0.810
12/31/2002
TX
1,054,820
9.010%
10,079
0
401
FUCM97C2
Health Care
7/1/2007
1.550
12/31/2000
FL
-
0.000%
-
0
3/1/2002
5
402
FUCM97C2
Retail
2/1/2016
1.050
12/31/2002
WV
852,632
8.500%
10,408
0
403
FUCM97C2
Retail
1/1/2018
MA
943,354
8.750%
10,114
0
404
FUCM97C2
Retail
8/1/2016
PA
881,902
8.340%
10,002
0
405
FUCM97C2
Retail
8/1/2016
1.060
12/31/2002
GA
876,989
8.375%
9,963
0
406
FUCM97C2
Multifamily
7/1/2007
1.400
12/31/2002
GA
1,028,196
8.490%
8,450
0
407
FUCM97C2
Retail
11/1/2007
GA
836,427
8.010%
8,664
0
408
FUCM97C2
Retail
10/1/2007
KS
948,556
8.160%
7,673
0
409
FUCM97C2
Retail
10/1/2015
1.050
12/31/2002
WV
773,366
8.500%
9,254
0
410
FUCM97C2
Retail
8/1/2004
AZ
-
0.000%
-
0
8/1/2004
5
411
FUCM97C2
Multifamily
6/1/2007
TX
941,089
9.000%
8,046
0
412
FUCM97C2
Retail
8/1/2017
GA
815,432
8.125%
8,689
0
413
FUCM97C2
Office
5/1/2007
2.670
12/31/2002
CA
-
0.000%
-
0
9/1/2004
5
414
FUCM97C2
Multifamily
10/1/2027
TX
870,467
8.400%
7,085
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
415
FUCM97C2
Retail
10/1/2016
VA
727,886
9.000%
8,450
0
416
FUCM97C2
Retail
3/1/2017
GA
789,743
8.125%
7,999
0
417
FUCM97C2
Retail
3/1/2017
SC
730,703
8.830%
8,246
0
418
FUCM97C2
Lodging
10/1/2007
0.440
12/31/2000
TX
-
0.000%
-
0
11/1/2002
5
419
FUCM97C2
Health Care
9/1/2007
NC
-
0.000%
-
0
12/1/2004
420
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
5
421
FUCM97C2
Retail
10/1/2007
FL
755,796
8.310%
6,736
0
422
FUCM97C2
Multifamily
6/1/2007
2.510
12/31/2002
NY
704,455
9.000%
6,115
0
423
FUCM97C2
Lodging
10/1/2007
0.310
12/31/2001
TX
-
0.000%
-
0
1/1/2003
5
424
FUCM97C2
Multifamily
5/1/2007
1.660
12/31/2002
NY
660,546
9.125%
6,358
0
425
FUCM97C2
Lodging
10/1/2007
0.450
12/31/2001
TX
-
0.000%
-
0
12/1/2002
5
426
FUCM97C2
Multifamily
9/1/2027
0.660
12/31/2002
GA
652,413
8.500%
5,429
0
427
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
5
428
FUCM97C2
Multifamily
10/1/2007
NE
632,132
7.620%
4,839
0
429
FUCM97C2
Multifamily
6/1/2007
2.000
12/31/2002
NY
532,729
9.500%
5,242
0
430
FUCM97C2
Multifamily
11/1/2007
MI
-
0.000%
-
0
4/1/2003
5
Total:
1,357,992,188
11,841,897
9,276,898
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
34
12,405,835.93
8.100%
9/1/2007
Retail
6
204
2,859,886.89
8.625%
10/1/2017
Lodging
9
53
4,236,095.88
10.500%
6/1/2007
Health Care
9
32
13,590,664.64
8.050%
9/1/2022
Multifamily
9
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.
Appendix A
Receiver improving the maintenance, staffing up property and putting in accounting controls.
Continue leasing efforts and review possible sale of property. Received multiple offers.
Awaiting 2004 actuarial certified loss info to determine amount of LOC needed to finalize insurance reduction/waiver. Borrower has indicated that it should be finalized by month end.
Borrower has offered DPO at appraised value. CMSLP is awaiting receipt of 2004 year-
end financial statements in order to complete Case for Credit Committee presentation.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
54
3,932,173.12
7.603%
6/1/2007
Health Care
9
47
9,595,317.94
10.125%
7/1/2019
Retail
4
337
1,651,348.15
7.710%
10/1/2006
Multifamily
5
66
6,423,045.44
9.125%
7/1/2017
Industrial
6
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.
Appendix A
Executed mod/forbearance agreement thru 8/31/05. Owner has thru 8/31/05 to sell or refinance the asset to provide payoff of loan. Owner and Lender agreed to a Tenant rent reduction of approx. 25% to retain the tenant.
Receiver has hired Tranzon to auction the property on April 12. We will have a very low reserve. Insurance claim case continues, with CMSLP appearing at hearing in Kansas
City on March 15.
Auction will be on April 5, 2005.
Borrower has offered DPO at appraised value. CMSLP is awaiting receipt of 2004 year-
end financial statements in order to complete Case for Credit Committee presentation.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
101
5,516,032.17
9.250%
5/1/2007
Health Care
6
369
1,353,939.89
9.375%
7/1/2007
Retail
9
50
9,297,124.76
10.125%
7/1/2019
Retail
4
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.
Appendix A
Sale to local investment group was approved by CMSLP Credit Committee. Awaiting draft Purchase and Sale Agreement from outside counsel.
Owner agreed to pay back rent and late charges for Oct, Nov, & December 2004 to bring loan current. If check clears, will start the correction phase.
Pursuing Forbearance agreement with borrower through August 31, 2005 allowing
Garden Ridge to emerge from bankruptcy and giving the borrower time to refinance or sell the asset. In process of approving Lease Amendment reducing the rental rate by 25%
so Garden Ridge will assume lease.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
23
16,126,259.14
8.690%
9/1/2004
Lodging
6
249
2,530,827.98
8.620%
8/1/2007
Multifamily
5
12
21,661,911.03
8.631%
9/1/2022
Health Care
9
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.
Appendix A
Borrower has declined approved modification. Counsel is preparing document for forbearance/waiver of insurance requirements. Loan continues to pay as agreed. Will be returned to Master once insurance doc has been executed.
Negotiating P&S with Continental Hospitality, LLC. First round comments to P&S extensive. Due Diligence clock doesn't start until P&S signed. Property far exceeds budgeted oeprations in August and Sept due to insurance adjusters taking many rooms after multiple hurricanes.
Committee approved giving borrower until September 30 to payoff in full. Property still managed by receiver and performing well.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
First Union National Bank, Master Servicer
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepy (800) 246-5761
**Revised**
ABN AMRO Acct: 67-7852-70-9
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Modified Loan Detail
Disclosure
Modification
Modification
Control #
Date
Description
205
11/25/2002
171
11/25/2002
Appendix B
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.
Loan transferred to special servicer on 1/23/2002 due to bankruptcy. Borrower continued to make interest only and escrow payments for one year. The loan was modified on 11/25/2002 per the direction of the bankrutcy court. The maturity date was extended and the borrower began making full P&I payment in December 2002.CW35
Loan transferred to special servicer on 1/23/2002 due to bankruptcy. Borrower continued to make interest only and escrow payments for one year. The loan was modified on 11/25/2002 per the direction of the bankrutcy court. The maturity date was extended and the borrower began making full P&I payment in December 2002.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Realized Loss Detail
Beginning
Gross Proceeds
Aggregate
Net
Net Proceeds
Dist.
Disclosure
Appraisal
Appraisal
Scheduled
Gross
as a % of
Liquidation
Liquidation
as a % of
Realized
Date
Control #
Date
Value
Balance
Proceeds
Sched Principal
Expenses *
Proceeds
Sched. Balance
Loss
11/19/2001
211
N/A
N/A
3,204,655.11
2,359,078.23
73.614%
311,139.22
2,047,939.01
63.905%
1,156,716.10
8/19/2002
247
N/A
N/A
2,605,611.78
1,783,187.99
68.436%
270,085.06
1,513,102.93
58.071%
1,092,508.85
11/18/2002
42
N/A
N/A
10,523,152.09
6,000,000.00
57.017%
513,271.72
5,486,728.28
52.140%
5,036,423.81
8/18/2003
198
N/A
N/A
3,411,452.08
1,906,497.03
55.885%
543,820.74
1,362,676.29
39.944%
2,048,775.79
8/18/2003
308
N/A
N/A
1,984,073.76
1,989,994.64
100.298%
557,628.50
1,432,366.14
72.193%
551,707.62
10/20/2003
39
N/A
N/A
11,149,063.65
6,000,000.00
53.816%
834,394.53
5,165,605.47
46.332%
5,983,458.18
10/20/2003
239
N/A
N/A
2,585,743.42
1,452,741.41
56.183%
1,289,780.35
162,961.06
6.302%
2,422,782.36
4/19/2004
217
N/A
N/A
3,017,372.45
2,051,497.01
67.990%
294,882.85
1,756,614.16
58.217%
1,263,758.29
5/18/2004
257
N/A
N/A
2,460,266.56
1,374,873.50
55.883%
1,374,873.50
0.00
0.000%
2,460,266.56
6/18/2004
108
N/A
N/A
5,429,161.09
5,638,573.78
103.857%
222,485.47
5,416,088.31
99.759%
13,072.78
Current Total
0.00
55,181.79
0.00
0.00
(55,181.79)
Cumulative
0.00
30,556,443.59
6,212,361.94
24,344,081.65
22,029,470.34
Appendix C
* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
03/18/05
Wachovia Bank, National Association
Payment Date:
03/18/05
Commercial Mortgage Pass-Through Certificates
Prior Payment:
02/18/05
Series 1997-C2
Record Date:
02/28/05
Administrator:
Revised Date:
03/24/05
Andy Streepey (800) 246-5761
**Revised**
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Interest Adjustment Summary
Shortfalls Allocated to the Bonds:
Excess Allocated to the Bonds:
Net Prepayment Interest Shortfalls Allocated to the Bonds
0.00 Recovered Realized Losses
0.00
Special Servicing Fees
23,193.13 Prepayment Interest Excess Due the Bonds
0.00
Principal Recovery Fee
560.98 Yield Maintenance Penalties Due to the Bonds
1,009,157.51
Liquidation Fees
0.00 Recovered Trust Fund Expenses Due to the Bonds
0.00
Legal Fees
0.00 Prepayment Penalties Due to the Bonds
0.00
Misc. Fees & Expenses Paid by/to Servicer
0.00 Recovered ASER Interest Due to the Bonds
0.00
Interest Paid to Servicer on Outstanding Advances
15,036.20 Recovered Interest Due to the Bonds
0.00
ASER Interest Advance Reduction
59,493.41 Total Excess Allocated to the Bonds
1,009,157.51
Interest Not Advanced (Current Period)
117,362.67
Recoup of Prior Advances by Servicer
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
0.00
Misc. Fees & Expenses Paid by Trust
0.00
Shortfall Due to Rate Modification
0.00
Recovered Realized Losses Correction
0.00
Total Shortfall Allocated to the Bonds
215,646.39
Total Excess Allocated to the Bonds
1,009,157.51
Less Total Shortfall Allocated to the Bonds
215,646.39
Total Interest Adjustment to the Bonds
793,511.13
Appendix D
03/24/05 - 10:18 (A892-A909) (c) 2005 LaSalle Bank N.A.